                                                                   EXHIBIT 99(I)


                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Thousands, Except Per Share Amounts)              JULY 1,
ASSETS                                                         1994
- ---------------------------------------------------------  ------------

 CASH AND CASH EQUIVALENTS...............................  $  3,310,269
                                                           ------------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS...............     5,571,145
                                                           ------------

 MARKETABLE INVESTMENT SECURITIES........................     2,089,302
                                                           ------------

 TRADING INVENTORIES, AT FAIR VALUE
 Corporate debt, contractual agreements,
  and preferred stock....................................    28,478,182
 Non-U.S. governments and agencies.......................     8,234,629
 U.S. Government and agencies............................     6,203,640
 Equities and convertible debentures.....................     7,810,518
 Mortgages and mortgage-backed...........................     5,800,325
 Money markets...........................................     1,830,516
 Municipals..............................................       962,878
                                                           ------------
 Total...................................................    59,320,688
                                                           ------------

 RESALE AGREEMENTS.......................................    45,953,364
                                                           ------------

 SECURITIES BORROWED.....................................    20,215,603
                                                           ------------

 RECEIVABLES
 Customers (net of allowance for doubtful accounts of
  $46,350)...............................................    14,399,930
 Brokers and dealers.....................................     7,168,993
 Interest and other......................................     4,227,808
                                                           ------------
 Total...................................................    25,796,731
                                                           ------------

 INVESTMENTS OF INSURANCE SUBSIDIARIES...................     6,372,764

 LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
  LOAN LOSSES OF $205,556)...............................     1,739,118

 OTHER INVESTMENTS.......................................       825,191

 PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
  OF $1,764,730).........................................     1,571,758

 OTHER ASSETS............................................     1,240,603
                                                           ------------

 TOTAL ASSETS............................................  $174,006,536
                                                           ============

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Thousands, Except Per Share Amounts)                 JULY 1,
LIABILITIES AND STOCKHOLDERS' EQUITY                              1994
- ------------------------------------------------------------  -------------
 LIABILITIES

 REPURCHASE AGREEMENTS......................................  $ 60,081,702
                                                              ------------

 COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS...........    23,081,706
                                                              ------------

 COMMITMENTS FOR SECURITIES SOLD BUT NOT YET PURCHASED, AT
  FAIR VALUE
 U.S. Government and agencies...............................    12,692,762
 Equities and convertible debentures........................     4,459,107
 Corporate debt, contractual agreements,
  and preferred stock.......................................    14,614,812
 Non-U.S. governments and agencies..........................     2,874,041
 Municipals.................................................       164,669
                                                              ------------
 Total......................................................    34,805,391
                                                              ------------

 CUSTOMERS..................................................    13,166,159

 INSURANCE..................................................     6,077,311

 BROKERS AND DEALERS........................................     7,345,447

 OTHER LIABILITIES AND ACCRUED INTEREST.....................     8,531,133

 LONG-TERM BORROWINGS.......................................    15,289,293
                                                              ------------

 TOTAL LIABILITIES..........................................   168,378,142
                                                              ------------

 STOCKHOLDERS' EQUITY
 PREFERRED STOCKHOLDERS' EQUITY
 Preferred stock, par value $1.00 per share
  (Liquidation preference $100,000 per share);
   authorized: 25,000,000 shares;
   issued: 3,000 shares; outstanding: 1,938 shares..........       193,800
                                                              ------------

 COMMON STOCKHOLDERS' EQUITY
 Common stock, par value $1.33 1/3 per share;
  authorized: 500,000,000 shares;
  issued: 236,330,162 shares................................       315,105
 Paid-in capital............................................     1,209,817
 Foreign currency translation adjustment....................         2,728
 Net unrealized losses on investment securities
  available-for-sale (net of applicable income tax
  benefit of $18,366).......................................       (34,330)
 Retained earnings..........................................     5,310,680
                                                              ------------
   Subtotal.................................................     6,804,000

 Less:
  Treasury stock, at cost:
    33,092,703 shares.......................................     1,070,374
  Unallocated ESOP shares, at cost:
    7,255,040 shares........................................       114,267
  Employee stock transactions...............................       184,765
                                                              ------------

 TOTAL COMMON STOCKHOLDERS' EQUITY..........................     5,434,594
                                                              ------------

 TOTAL STOCKHOLDERS' EQUITY.................................     5,628,394
                                                              ------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.................  $174,006,536
                                                              ============


                                       7